Exhibit 10.13

CONSENT, RATIFICATION, ACKNOWLEDGEMENT

AND AMENDMENT TO LOAN DOCUMENTS AGREEMENT

THIS CONSENT, RATIFICATION, ACKNOWLEDGEMENT, AND AMENDMENT TO LOAN DOCUMENTS AGREEMENT (hereinafter “Ratification Agreement”) is executed as of the 22nd day of July, 2013, and effective as of the 1st day of July, 2013 (the “Closing Date”), by and between:

FOUNDATION HEALTHCARE AFFILIATES, LLC, an Oklahoma limited liability company (“FHA”);

FOUNDATION SURGERY AFFILIATES, LLC, a Nevada limited liability company (“FSA”);

FOUNDATION SURGICAL HOSPITAL AFFILIATES, LLC, a Nevada limited liability company (“FSHA”);

FOUNDATION SURGERY HOLDINGS, LLC, a Delaware limited liability company (“FSH”);

FOUNDATION SURGERY MANAGEMENT, LLC, a Delaware limited liability company (“FSM”);

FOUNDATION SURGICAL HOSPITAL HOLDINGS, LLC, a Nevada limited liability company (“FSHH”);

FOUNDATION SURGICAL HOSPITAL MANAGEMENT, LLC, an Oklahoma limited liability company (“FSHM”);

GRAYMARK HEALTHCARE, INC., an Oklahoma corporation (“GRMH”);

TSH ACQUISITION, LLC, a Delaware limited liability company (“TSH”);

LEGACY BANK (“Lender”)

BACKGROUND

A. WHEREAS, Lender is the current owner and holder of the various Loans identified on Schedule 1 hereto (FHA Group Loans and FHA Group Related Loans).

B. WHEREAS, FHA, GRMH and TSH have entered into that certain Amended and Restated Membership Interest Purchase Agreement dated as of March 29, 2013 (the “ARMPA Agreement”).

C. WHEREAS, FHA, FSA, FSHA GRMH, TSH, and Roy T. Oliver (“Oliver”) have entered into that certain Closing Agreement 1 dated May 21, 2013, that certain Closing Agreement 2 dated May 21, 2013, and that certain Closing Agreement 3 dated             (collectively the “Closing Agreements”).

D. WHEREAS, The parties hereto (other than Lender) have requested Lender’s consent to the ARMPA Agreement and the Closing Agreements.

TERMS

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows with respect to provisions which are applicable to it:

1. FHA Ownership:

(a) Prior to the effectiveness of the ARMPA Agreement, the FHA ownership structure was as set forth on Schedule 2 hereto with FHA owning 100% of the membership interests of FSA and FSHA;

(b) After closing the ARMPA Agreement, GRMH shall wholly own TSH, and TSH shall wholly own FSA and FSHA.

(c) After closing the ARMPA Agreement, FHA’s ownership structure shall be as follows:

(i)	FHA shall own 114,500,000 shares of the common stock of GRMH;

(ii)	GRMH shall own 100% of the membership interests of TSH;

(iii)	TSH shall own 100% of the membership interests of FSA and FSHA;

(iv)	FSA shall own 100% of FSH and FSM;

(v)	FSHA shall own 100% of FSHH and FSHM;

(vi)	FSH shall continue to own the respective interests in the ambulatory surgery centers as reflected on Schedule 2; and

(vii)	FSHH shall continue to own the respective interests in the hospitals as reflected on Schedule 2.

(d) It is anticipated that within a reasonable period of time after closing the ARMPA Agreement, the names of FHA and GRMH shall be changed. FHA shall not change its name prior to giving Lender notice of said name change.

2. Consent by Lender. Lender hereby consents to the ARMPA Agreement and the Closing Agreements, subject to the terms and conditions contained herein. Should the ARMPA Agreement and the Closing Agreements not become effective within thirty (30) days of the date hereof, Lender’s consent shall immediately terminate.

3. FHA, FSA, FSHA and their respective wholly owned Subsidiaries (FSH, FSM, FSHH, and FSHM) (the “FHA Group”) Ratification, Re-affirmation and Acknowledgment of No Release. As a condition to Lender entering into this Ratification Agreement and giving its consent to the ARMPA Agreement and the Closing Agreements, Lender has required the parties hereto to ratify and re-affirm their respective liabilities and obligations to Lender under the respective Notes, Guaranties, and all other Loan Documents related to said Notes identified on Schedule 1 hereto.

The FHA Group and each of them, hereby ratify, re-affirm and confirm all of their respective obligations and liabilities under the Notes and Schedule 1 Loan Documents as the same are set forth therein.

4. Representations and Warranties of Lender. Lender hereby represents and warrants to the parties hereto that Lender is the current owner and holder of the Notes and Loan Documents relating thereto for each of the Loans identified on Schedule 1.

5. Representations and Warranties of the FHA Group. To induce the Lender to consent to the ARMPA Agreement and the Closing Agreements, and to enter into this Ratification Agreement, the FHA Group hereby represents and warrants to the Lender that:

(a) as of the date of effectiveness of this Ratification Agreement, each has the full power and authority to enter into this Ratification Agreement, to execute and deliver all documents and instruments required hereunder, and to incur and perform the obligations provided for herein on its part to be performed, and to perform and carry out the terms of the Notes and Loan Documents on its part to be performed, all of which have been duly authorized by all necessary entity action of the respective party thereto, if any, and no consent or approval of any third party is required as a condition to the validity or enforceability hereof or thereof;

(b) each party hereto has duly executed and delivered this Ratification Agreement;

(c) this Ratification Agreement will constitute the valid and legally binding obligation of the parties hereto, enforceable against them in accordance with its terms;

(d) the execution, delivery and performance of this Ratification Agreement will not violate (i) any provision of law or any order, rule or regulation of any court or governmental authority, or (ii) any instrument, contract, agreement, indenture, mortgage, deed of trust or other material document or obligation to which any party hereto is a party or by which any of their property is bound;

(e) there is no action, suit, proceeding or investigation pending or threatened that challenges the validity or enforceability of this Ratification Agreement, or any action required to be taken pursuant hereto or thereto;

(f) that as of the date of this Ratification Agreement no transfers of membership interests of any entity within the FHA Group are contemplated except as stated herein; and

6. Representations and Warranties of GRMH and TSH. To induce the Lender to enter into this Ratification Agreement, GRMH and TSH, hereby represent and warrant (each as to itself and to the others, to be read as if each party signed a separate document) to the Lender that:

(a) GRMH and TSH, as of the effective date of this Ratification Agreement, the ARMPA Agreement and the Closing Agreements, each are validly existing under the laws of their respective states of organization, and each has full power and authority to enter into this Ratification Agreement, and have been authorized by all necessary entity action of GRMH and TSH, and no consent or approval of any third party is required as a condition to the validity or enforceability hereof or thereof;

(b) this Ratification Agreement has been duly executed and delivered by GRMH and TSH;

(c) this Ratification Agreement will constitute the valid and legally binding obligations of GRMH and TSH, enforceable against GRMH and TSH in accordance with its terms;

(d) the execution, delivery and performance by GRMH and TSH of this Ratification Agreement will not violate (i) any provision of law or any order, rule or regulation of any court or governmental authority, or (ii) any instrument, contract, agreement, indenture, mortgage, deed of trust, instrument or other material document or obligation to which GRMH and TSH may be a party or by which any of GRMH and TSH’s property is bound; and

(e) as of the Closing Date, there is no action, suit, proceeding or investigation pending or threatened that challenges the validity or enforceability of this Ratification Agreement, or any action required to be taken pursuant hereto.

7. Releases and Indemnity. For the period from the inception of the Loans to and including the date of this Ratification Agreement and in consideration of Lender’s consent given herein, FHA Group, GRMH, and TSH hereby fully and finally acquit, quitclaim, release and discharge Lender and its officers, directors, shareholders, representatives, employees, servicers, agents and attorneys of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action (including claims and causes of action for usury), to, of or for the benefit (whether directly or indirectly) of FHA Group, GRMH, and TSH and/or any or all of them, arising on or before the date hereof, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by such person or any or all of them on account of, arising out of, related to or concerning, whether directly or indirectly, proximately or remotely the Notes, the Loan Documents identified on Schedule 1 hereto, this Ratification Agreement, the ARMPA Agreement and the Closing Agreements (collectively, the “Released Claims”).

8. Conditions to Closing. This Ratification Agreement shall be effective upon execution by the parties, provided that FHA pays Lender, on or before the Closing Date, all costs and expenses incurred by Lender in connection with the review and analysis of the transactions which are the subject of the ARMPA Agreement and the Closing Agreements, and the effect of same in relation to Lender’s Loans to the FHA Group, FHA’s request for Lender’s consent to enter into the ARMPA Agreement and the Closing Agreements, and close the transaction(s) described in said agreements, the analysis, preparation, negotiation, and execution of this Ratification Agreement and/or any other documents executed pursuant hereto, and any and all amendments, modifications, and supplements hereto or to the Loans, including, without limitation, the costs and fees of Lender’s legal counsel. Without limiting the foregoing, the FHA Group shall pay to Lender, on or before the date of execution of this Ratification Agreement by Lender, a Transaction Analysis Fee of $50,000.00 together with all other actual costs or expenses incurred by Lender, including specifically Lender’s attorneys’ fees in the amount of $78,000.00, owed to BLANEY AND TWEEDY, PLLC.

9. Existing Covenants. Prior to execution of this Ratification Agreement, the Loan Covenants between Lender and the FHA Group are as set forth on Schedule 3 attached hereto.

10. Post Closing Covenants and Amendments to Loan Documents. Contemporaneously with the execution of this Ratification Agreement and thereafter, the Loan Documents shall be deemed amended to include the Loan Covenants as set forth herein on Schedule 4, attached hereto. Except as specifically modified by this Ratification Agreement each and every FHA Group Loan Covenant currently in effect shall remain in full force and effect.

11. No Releases of FHA Group. Nothing contained in this Ratification Agreement shall be construed to in any way release any entity within the FHA Group from its existing obligations under their respective Notes, Guaranties, or other Loan Documents.

12. Participants’ Consent. This Ratification Agreement is subject to Lender obtaining the consent of all participants in the FHA Group Loans.

13. Amendment of Lender’s FHA Group Loans. At any time and from time to time, without notice to TSH, without liability to TSH and without release or impairing any of Lender’s rights hereunder, Lender may, with respect to the FHA Group Loans, take additional or other security therefor; release any person obligated thereon; modify, amend, renew, restate, redocument, or waive compliance with any of the documents evidencing the same; make any adjustments, indulgence, or forbearance to, or compromise with, any person liable therefor; delay, omit, fail or refuse to take or prosecute any action for collection thereof, or to foreclose any collateral for, or take or prosecute any action on any agreement securing the FHA Group Loans or any amounts due thereunder or under any of the security agreements or mortgages securing same.

14. Continuing Nature of Subordination. This Ratification Agreement and all rights and obligations of any party hereunder, including but not limited to the Schedule 4 Loan Covenants, shall be effective until the FHA Group Loans have been fully paid and satisfied and all obligations under all of the Schedule 1 Loan Documents and costs of enforcement have been satisfied in full.

15. Successors and Assigns. The obligations and liabilities of the parties hereto under this Ratification Agreement may not be delegated. This Ratification Agreement shall inure to the benefit of and shall be enforceable by Lender and by Lender’s assignees, transferees and successors against all other parties hereto and their successors and assigns.

16. Waivers and Modifications. No waiver by Lender shall be effective unless it is in writing and signed by an authorized officer of Lender. No such waiver shall operate as a waiver of any other matter or of a similar matter at a future time. This Ratification Agreement may not be changed except by writing executed by the parties to be charged and an authorized officer of Lender.

17. Severability. If any provision of this Ratification Agreement is held to be invalid or unenforceable under any applicable law, the remaining provisions of this Ratification Agreement shall remain fully valid and enforceable.

18. TSH Guaranty and Collateral Pledge. Lender’s consent to the transfer of the FSA and FSHA membership units from FHA to TSH is further conditioned upon the requirement that TSH shall execute a Collateral Pledge Agreement in the form of Exhibit A hereto, therein pledging all of its right, title, and interest in and to all FSA and FSHA membership interests transferred by FHA to TSH. Contemporaneously with execution of this Ratification Agreement TSH shall execute the Collateral Pledge Agreement and a Guaranty Agreement, in the form of Exhibit B, attached hereto, therein pledging the FSA and FSHA membership interests to Lender and guaranteeing the following Loans payable to Lender:

a.	Loan #10666758

b.	Loan #10748453

c.	Loan #10748908

d.	Loan #10749202

e.	Loan #10938126

f.	Loan #11041948

g.	Loan #11119391

h.	Loan #10228482

i.	Loan #10970411

19. Confirmation of Loan Balances. The parties hereby acknowledge and agree that the principal balance of the FHA Group Loans as of July 18, 2013, are as set forth on Schedule 1 hereto.

20. Counterparts. It is understood and agreed that this Ratification Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes. It is understood and agreed that photostatic or facsimile signatures of the original signatures of this Ratification Agreement, and/or photostatic or facsimile copies of this Ratification Agreement fully executed, shall be deemed an original for all purposes. Any parties submitting a facsimile signature shall be estopped from denying that an original signature was required, and such parties hereby agree to provide original signatures upon demand by the other parties. The parties hereto waive the “best evidence” rule or any similar law or rule in any proceeding in which this Ratification Agreement shall be presented as evidence.

21. Default. A default or other breach of this Ratification Agreement by any party hereto shall be an Event of Default under all of the Loan Documents identified on Schedule 1 hereto.

22. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the same meanings as is prescribed in the Loan Documents.

SIGNATURES ON THE FOLLOWING PAGES

IN WITNESS WHEREOF, the parties hereto have executed this Ratification Agreement as of the date first above written.

FOUNDATION HEALTHCARE AFFILIATES, LLC, an Oklahoma limited liability company

By:	/s/ THOMAS MICHAUD

Name: Thomas Michaud
Title: CEO

FOUNDATION SURGERY AFFILIATES, LLC, a Nevada limited liability company

By:	/s/ THOMAS MICHAUD

Name: Thomas Michaud
Title: Manager

FOUNDATION SURGICAL HOSPITAL AFFILIATES, LLC, a Nevada limited liability company

By:	/s/ THOMAS MICHAUD

Name: Thomas Michaud
Title: Manager

FOUNDATION SURGERY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ THOMAS MICHAUD

Name: Thomas Michaud
Title: Manager

SIGNATURE PAGE 2 TO RATIFICATION AGREEMENT

FOUNDATION SURGERY MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ THOMAS MICHAUD
Name: Thomas Michaud
Title: Manager

FOUNDATION SURGICAL HOSPITAL HOLDINGS, LLC, a Nevada limited liability company

By:	/s/ THOMAS MICHAUD

Name: Thomas Michaud
Title: Manager

FOUNDATION SURGICAL HOSPITAL MANAGEMENT, LLC, an Oklahoma limited liability company

By:	/s/ THOMAS MICHAUD
Name: Thomas Michaud
Title: Manager

SIGNATURE PAGE 3 TO RATIFICATION AGREEMENT

GRAYMARK HEALTHCARE, INC., an Oklahoma corporation

By:	/s/ STANTON M. NELSON

STANTON M. NELSON, CEO

TSH ACQUISTION, LLC a Delaware limited liability company

By:	/s/ MICHAEL B. HORRELL

Name: Michael B. Horrell
Title: Manger

LEGACY BANK

By:	/s/ RUSS NATION

Name: Russ Nation
Title: Senior Vice President

Schedule 1

All FHA Group Loans and FHA Group Related Loans

A.	FHA Group Loans:

Loan # & Date	Borrowers	Amount	Maturity	Guarantors
10666758 02/05/2010	Foundation Surgery Affiliates, LLC Foundation Surgery Holdings, LLC Foundation Surgery Management, LLC	$3,712,725.42	05/20/2013	Tom Michaud Bob Byers
10748453 09/07/2010	Foundation Bariatric Hospital of San Antonio, L.L.C. d/b/a Foundation Surgical Hospital of San Antonio, LLC	$1,000,000.00 (current balance $896,000.00)	06/07/2014	FSHH* FSHA* FSHM* FSA* FSH* FSM* FHA* All Physician Partners limited to 130% of their pro rata shares
10749202 09/07/2010	Foundation Bariatric Hospital of San Antonio, L.L.C. d/b/a Foundation Surgical Hospital of San Antonio, LLC	$479,995.94	09/07/2015	FSHH* FSHA* FSHM* FSA* FSH* FSM* FHA* All Physician Partners limited to 130% of their pro rata shares
10748908 09/07/2010	Foundation Bariatric Hospital of San Antonio, L.L.C. d/b/a Foundation Surgical Hospital of San Antonio, LLC FSHA* FSHH* FSHM*	$1,925,413.75	09/07/2015	FHA* All Physician Partners limited to 130% of their pro rata shares

Loan # & Date	Borrowers	Amount	Maturity	Guarantors
10938126 12/30/2011	Foundation Surgery Affiliates, LLC Foundation Surgery Management, LLC Foundation Surgery Holdings, L.L.C.	$734,708.73	12/30/2016	FHA* FSHA* FSHH* FSHM*
10968623 03/21/2012	East El Paso Physician’s Medical Center, LLC	$834,272.18	03/21/2014	FHA* Healthcare REIT
10968635 03/21/2012	East El Paso Physician’s Medical Center, LLC	$833,854.20	03/21/2014	FHA* Healthcare REIT
11041948 08/30/2012	East El Paso Physician’s Medical Center, LLC	$804,000.00	09/30/2013	FHA* FSHA* FSA*
11119391 03/19/2013	East El Paso Physician’s Medical Center, LLC Foundation Surgery Affiliates, LLC	$2mm RLOC (current balance $2,010,027.00)	03/18/2014	FSM* FSH* FSA*
10970411 03/16/2012	Park Ten Surgical Center, LLC	$250,000.00 RLOC (current balance of $6,875.00)	05/15/2014	FSA* FSM* FSH* FHA* All Physician Partners
10228482 09/07/2006	FSHA*	$292,912.18	02/17/2016	FSA*

ii	Schedule 1

B.	FHA Group Related Loans:

Loan # & Date	Borrowers	Amount	Maturity	Guarantors
11107480 02/22/2013	West Houston Physician Partners, LLC	$2,913,698.40	03/15/2023	FSA* FSM* FSH* Select Physician Partners
11013734 06/26/2012	Foundation Bariatric Real Estate of San Antonio, LLLP	$13,955,707.26	06/26/2022	Bob Byers Randy Soule Mike Horrell FSHA* FSHH* FSHM*

*	FSHH – Foundation Surgical Hospital Holdings, LLC

FSHA – Foundation Surgical Hospital Affiliates, LLC

FSHM – Foundation Surgical Hospital Management, LLC

FSA – Foundation Surgery Affiliates, LLC

FSH – Foundation Surgery Holdings, LLC

FSM – Foundation Surgery Management, LLC

FHA – Foundation Healthcare Affiliates, LLC

**	FHA Group Related Loans consist of Loans upon which an FHA Group Entity is a Guarantor but no FHA Group Entity holds any ownership interest in the Borrower.

iii	Schedule 1

Schedule 3

FHA Group and each FHA Group Related Existing Loan Covenants – Summary

Except as specifically modified in the Consent, Ratification, Acknowledgment, and Amendment to Loan Documents Agreement, and the schedules attached thereto, each and every FHA Group Loan Covenant shall continue in full force and effect.

	Loan # Borrowers	Guarantors	Covenants
1.	10666758
	Foundation Surgery Affiliates, LLC Foundation Surgery Holdings, LLC Foundation Surgery Management, LLC	Tom Michaud Bob Byers

Annual Audited Financial Statements consisting of balance sheet, cash flow statement & income statement, within 180 days

Monthly financial statements consisting of a balance sheet and statements of earnings, and changes in stockholders’ equity, and all accounts

Quarterly aging A/R and A/P within 30 days

New Surgery Centers’ quarterly statements consisting of a balance sheet and statements of earnings, and changes in stockholders’ equity within 30 days

Guarantors’ personal financial statements within 30 days

Guarantors’ tax returns within 60 days of filing

**Consolidated DSCR of not less than 1.25:1 at the end of each quarter

**Consolidated Funded Debt to Tangible Net Worth of no more than 2.5:1

**Tangible Net worth of not less than $5,400,000

**Quarterly Compliance Certificate within 15 days as to DSCR and Funded Debt to Tangible Net Worth

	Loan # Borrowers	Guarantors	Covenants
2.	10748453
	Foundation Bariatric Hospital of San Antonio, L.L.C. d/b/a Foundation Surgical Hospital of San Antonio, LLC	FSHH* FSHA* FSHM* FSA* FSH* FSM* FHA* All Physician Partners limited to 130% of their pro rate shares

Certified monthly financial statements of Borrower and Guarantors consisting of a balance sheet and statements of earnings, and changes in stockholders’ equity

Certified or Audited annual financial statements of Borrower and Guarantors consisting of a balance sheet and statements of earnings, and changes in stockholders’ equity – if audited financial statements are provided, no tax returns are required

Tax Returns of Borrower and Guarantors within 30 days

Physician Partners are to provide their personal financial statements within 30 days of Lender’s request

Monthly Borrowing Base Certificate within 15 days

Monthly A/R aging report within 30 days

Maintain accounts with Lender

Debts between Borrowers and/or Guarantors must be subordinated and no payments are to be made on the subordinated debt

3.	10748908
	Foundation Bariatric Hospital of San Antonio, L.L.C. d/b/a Foundation Surgical Hospital of San Antonio, LLC FSHA* FSHH* FSHM*	FHA* All Physician Partners limited to 130% of their pro rate shares

Certified monthly financial statements of Borrowers and Guarantors consisting of a balance sheet and statements of earnings, and changes in stockholders’ equity

Certified or Audited annual financial statements of Borrowers and Guarantors consisting of a balance sheet and statements of earnings, and changes in stockholders’ equity – if audited financial statements are provided, no tax returns are required

Tax Returns of Borrowers and Guarantors within 30 days

Physician Partners are to provide their personal financial statements within 30 days of Lender’s request

Monthly Borrowing Base Certificate within 15 days

Monthly A/R aging report within 30 days

Maintain accounts with Lender

Debts between Borrowers and/or Guarantors must be subordinated and no payments are to be made on the subordinated debt

ii	Schedule 3

	Loan # Borrowers	Guarantors	Covenants
4.	10749202
	Foundation Bariatric Hospital of San Antonio, L.L.C. d/b/a Foundation Surgical Hospital of San Antonio, LLC	FSHH* FSHA* FSHM* FSA* FSH* FSM* FHA* All Physician Partners limited to 130% of their pro rate shares

Certified monthly financial statements of Borrower and Guarantors consisting of a balance sheet and statements of earnings, and changes in stockholders’ equity

Certified or Audited annual financial statements of Borrower and Guarantors consisting of a balance sheet and statements of earnings, and changes in stockholders’ equity – if audited financial statements are provided, no tax returns are required

Tax Returns of Borrower and Guarantors within 30 days

Physician Partners are to provide their personal financial statements within 30 days of Lender’s request

Monthly Borrowing Base Certificate within 15 days

Monthly A/R aging report within 30 days

Maintain accounts with Lender

Debts between Borrowers and/or Guarantors must be subordinated and no payments are to be made on the subordinated debt

5.	10938126
	Foundation Surgery Affiliates, LLC Foundation Surgery Management, LLC Foundation Surgery Holding, L.L.C.	FHA* FSHA* FSHH* FSHM*

Annual Audited Financial Statements consisting of balance sheet, cash flow statement & income statement, within 180 days

Monthly financial statements consisting of a balance sheet and statements of earnings, and changes in stockholders’ equity, and all accounts

Quarterly aging A/R and A/P within 30 days

New Surgery Centers’ quarterly statements consisting of a balance sheet and statements of earnings, and changes in stockholders’ equity within 30 days

Guarantors’ personal financial statements within 30 days

Guarantors’ tax returns within 60 days of filing

**Consolidated DSCR of not less than 1.25:1 at the end of each quarter

**Consolidated Funded Debt to Tangible Net Worth of no more than 2.5:1

**Tangible Net worth of not less than $5,400,000

**Quarterly Compliance Certificate within 15 days as to DSCR and Funded Debt to Tangible Net Worth

iii	Schedule 3

	Loan # Borrowers	Guarantors	Covenants
6.	10968623
	East El Paso Physician’s Medical Center, LLC	FHA* Healthcare REIT

Quarterly Statements within 45 days compiled by CPA

Tax Returns within 30 days of filing prepared by CPA

Annual Guarantor Statements prepared by Guarantor

Annual Guarantor Tax Returns prepared by CPA

Quarterly Aging of A/P and A/R due within 45 days

Annual 3rd party inspections required on equipment pledged as collateral

Hospital is to obtain a lien subordination from Cardinal Health

7.	10968635
	East El Paso Physician’s Medical Center, LLC	FHA* Healthcare REIT

Quarterly Statements within 45 days compiled by CPA

Tax Returns within 30 days of filing prepared by CPA

Quarterly Aging of A/P and A/R due within 45 days

Quarterly Statement of actual versus projected income due within 45 days

Borrower agrees to provide a list of existing equipment and any other assets used as collateral within 45 days of loan closing

Borrower agrees to provide a list of equipment to be purchased

Annual 3rd party inspections required on equipment pledged as collateral

Borrower is to obtain a lien subordination from Cardinal Health as its lien pertains to Lender’s lien or Lender may activate the default interest rate of “plus 5%”

Annual Guarantor Statements prepared by Guarantor

Annual Guarantor Tax Returns prepared by CPA

iv	Schedule 3

	Loan # Borrowers	Guarantors	Covenants
8.	11041948
	East El Paso Physician’s Medical Center, LLC	FHA* FSHA* FSA*

Monthly, internally prepared financial statements within 30 days

Tax Returns within 30 days of filing prepared by CPA

No additional debt without Lender consent

Guarantors annual financial statements

Guarantors tax returns

If the purchase agreement between Foundation Surgical Hospital Affiliates, LLC and Healthcare REIT, Inc. is not finalized by December 31, 2012, Foundation Surgical Hospital Holdings, LLC will be required to secure the entire Note with an $800,000 CD held by Legacy or pay off $400k of the note which is not secured by the existing CD. If the purchase agreement is finalized by 12/31/12, it will need to state in the agreement that the $14MM of debt owed to Healthcare REIT, by EEPPMC will be forgiven in full by the REIT.

9.	11119391
	East El Paso Physician’s Medical Center, LLC Foundation Surgery Affiliates, LLC	FSHM* FSHH* FSHA*

Monthly Financial Statements within 30 days prepared by Borrower

Tax Returns within 30 days of filing

Borrower shall incur no additional debt without the consent Lender

FSA – no new debt in excess of $50,000

**FSA – maintain DSCR of 1.35:1, tested quarterly

FSA, FSHH, Borrower, and FBH of SA maintain a combined DSCR of 1.10:1, tested quarterly

Borrower – monthly Aging A/R

v	Schedule 3

	Loan # Borrowers	Guarantors	Covenants
10.	10228482
	FSHA*	FSA*	Annual personal financial statements within 30 days Tax Returns within 30 days of filing

11.	10970411
	Park Ten Surgical Center, LLC	FSA* FSM* FSH* FHA* All Physician Partners

Quarterly statements prepared by borrower

Annual Tax Returns prepared by CPA

A/R aging due quarterly

no new debt in excess of $50,000

Individual Guarantors are to provide current personal financial statements and/or Tax Returns within 45 days of closing or the default rate of 5% above the effective rate will activate and remain active until all information is received by Lender.

*	FSHH – Foundation Surgical Hospital Holdings, LLC

FSHA – Foundation Surgical Hospital Affiliates, LLC

FSHM – Foundation Surgical Hospital Management, LLC

FSA – Foundation Surgery Affiliates, LLC

FSH – Foundation Surgery Holdings, LLC

FSM – Foundation Surgery Management, LLC

FHA – Foundation Healthcare Affiliates, LLC

**	Covenant modified as per Schedule 4.

vi	Schedule 3

Schedule 4

Additional Loan Covenants

1.	Distributions – FSA and FSHA. Except for Distributions solely between FSA and FSHA, which are expressly permitted, neither FSA or FSHA shall pay or permit to be paid any dividend, make any distribution of any assets, or make any advances or loans to members, owners, stockholders, officers, employees, or affiliates (“Distributions”) without the prior written consent of Lender, EXCEPT as follows: (i) FSA and FSHA may make combined monthly Distributions of the lesser of eighty percent (80%) of GRMH’s Regular Monthly Overhead or $100,000.00, and (ii) FSA and FSHA may make quarterly distributions to TSH in the amount of TSH’s quarterly interest payment due on its preferred debt, and (iii) FSA and FSHA may make combined monthly distributions to TSH to pay FHA other debt assumed by TSH consisting of the Loans or other obligations identified on Exhibit A to this Schedule 4, not to exceed $70,000.00 per month. Such Distributions may be made so long as immediately following a Distribution the following conditions shall all exist: (a) FSA and FSHA, on a combined basis, shall maintain the following global Debt Service Coverage Ratio by the dates set forth as follows:

i.	1.0:1 by June 30, 2013

ii.	1.05:1 by September 30, 2013

iii.	1.1:1 by December 31, 2013,

iv.	1.15 by March 31, 2014, and

v.	1.2:1 by June 30, 2014, and thereafter; and

(b) the Distribution shall not exceed FSA’s and FSHA’s combined income for the previous month, and (c) there shall exist no default under this Ratification Agreement or any of the Loan Documents, and (d) all Distributions shall be included as post-net income on all quarterly financial statements. However, until such time as Loan #9952640 (Loan #9952640 is an existing loan having Foundation Healthcare Affiliates, LLC, as a Co-Borrower, and Legacy Bank as Lender) has been paid in full, FSA and FSHA may make combined monthly Distributions of the lesser of eighty percent (80%) of GRMH’s Regular Monthly Overhead or $115,000.00, so long as immediately following a Distribution, all of the above conditions exist. GRMH’s Regular Monthly Overhead includes the funds needed to make the payments due under Loan #9952640.

2.	Debt Service Coverage Ratio – FSA and FSHA. FSA and FSHA shall maintain the following global Debt Service Coverage Ratios including immediately following a Distribution, by the dates set forth as follows:

i.	1.0:1 by June 30, 2013

ii.	1.05:1 by September 30, 2013

iii.	1.1:1 by December 31, 2013

iv.	1.15:1 by March 31, 2014, and

v.	1.2:1 by June 30, 2014.

DSCR is calculated on the combined net income of FSA and FSHA, plus interest expenses, plus depreciation expenses, plus amortization expenses of FSA and FSHA combined (EBIDA), less profit distributions from FBH SA and EEPPMC for the twelve (12) month period immediately preceding a determination date divided by cumulative Debt Service (excluding all debt service applicable to FBH SA and EEPPMC) on the subject indebtedness of FSA and FSHA combined for same twelve (12) month period, and all as determined in accordance with GAAP.

FBH SA is Foundation Bariatric Hospital of San Antonio, L.L.C., d/b/a Foundation Surgical Hospital of San Antonio, LLC.

EEPPMC is East El Paso Physician’s Medical Center, LLC.

3.	Minimum Tangible Net Worth – FSA and FSHA. For the quarter ending June 30, 2013, FSA and FSHA reflected a combined Minimum Tangible Net Worth (“MTNW”) of $11,127,023.00. Beginning with the calendar quarter ending on September 30, 2013, and at the end of each calendar-quarter thereafter during the life of the Loan, FSA’s and FSHA’s required combined MTNW shall be adjusted by fifty percent (50%) of immediately preceding calendar quarter’s combined net income gain; however, in no event shall FSA’s and FSHA’s required combined Minimum Tangible Net Worth be adjusted by the immediately preceding calendar-quarter’s combined net income loss, if any. For clarity, the combined MTNW required for the calendar quarter ending September 30, 2013, shall be equal to the 2013 second quarter combined MTNW (e.g., $11,127,023.00) plus fifty percent (50%) of FSA’s and FSHA’s 2013 combined third quarter net income gain.

For purposes of this Ratification Agreement, MTNW shall be defined as the combined equity of FSA and FSHA less equity investment eliminations of FBH SA and EEPPMC plus preferred membership payable plus preferred membership interest payable as of measurement date.

4.	Limitation of Indebtedness – FSA and FSHA. Without Lender’s prior written consent, neither FSA or FSHA or their respective subsidiaries, shall incur, create, contract, waive, assume, have outstanding, guarantee or otherwise be or become directly or indirectly liable with respect to any indebtedness, except (i) renewals or increases of existing Loans with Lender, (ii) current liabilities for taxes and assessments incurred in the ordinary course of business, (iii) indebtedness with respect to current accounts payable or accrued (other than for borrowed funds or purchase money obligations) and incurred in the ordinary course of business, provided that all such liabilities, accounts and claims shall be promptly paid and discharged when due or in conformity with customary trade terms, and (iv) existing indebtedness of FSA and FSHA and their subsidiaries as reflected in their respective financial statements as of May 31, 2013.

ii	Schedule 4

5.	Limitation of Indebtedness, Encumbrances, and/or Purchases and Payments. Except for the preferred debt incurred by TSHA and disclosed to Lender prior to execution of this Agreement, TSH shall not become directly or indirectly liable for any debts of its subsidiaries including specifically SDC Holdings, LLC, an Oklahoma limited liability company. TSH shall not sell, assign, transfer, pledge, or encumber its assets or the assets of any of its subsidiaries, including specifically FSA and FSHA, without Lender’s prior written consent. TSH’s purchase and/or payments, if any, pursuant to Section 2.3 of Closing Agreement 1 are specifically made subject to the terms and conditions of this Covenant.

6.	Subordination of Distributions by TSH. TSH stipulates, acknowledges, and agrees that TSH’s right to receive Distributions from FSA and FSHA shall at all times be subordinated to FSA’s and FSHA’s covenants with Lender as set forth herein and as set forth in the Schedule 1 Loan Documents and the Lender’s right to require TSH and the TSH Subsidiaries (FSH and FSHA) full, complete, and punctual performance of their respective agreements with Lender. In the absence of an Event of Default, as that term is defined in the Loan Documents, including this Agreement, and so long as no Event of Default shall be created or exist by reason of TSH’s performance under the Closing Agreements, TSH may perform the terms and conditions of the Closing Agreements. Upon the occurrence of an Event of Default of any of the FHA Group Loans upon which FSA and FSHA are obligated to Lender (“Event of Default”), FSA and FSHA are prohibited from paying or distributing funds to TSH, and TSH is prohibited from paying or distributing funds to GRMH and/or SDC. In addition, GRMH and SDC are prohibited from receiving any payments of any nature whatsoever from TSH until the default has been cured as required by the terms of the Loan Documents with Lender. TSH, GRMH and Oliver agree that any payments received by TSH from FSH or FSHA or by GRMH or SDC from TSH subsequent to an Event of Default shall be received in trust for payment to Lender pursuant to this Agreement. To the extent, if any, TSH’s performance of the terms and conditions of the Closing Agreements would breach or cause a breach of TSH’s, FSA’s, or FSHA’s covenants with Lender as set forth herein and as set forth on the Loan Documents, then TSH shall be excused from performance under the Closing Agreements.

7.	Affiliates. As used hererin “Affiliates” means any Person directly or indirectly controlling, controlled by, or under common control with, such Person. For the purposes of this definition “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of Voting Shares or by contract or otherwise. For purposes of this definition “Person” shall include natural persons, corporations, associations, limited liability companies, partnerships, joint ventures, trusts, governments and agencies and departments thereof and every other entity of every kind.

iii	Schedule 4

8.	As used herein “GRMH’s Regular Monthly Overhead” means any expense related to the following: (a) GRMH employee salaries (specifically, CEO, CFO, CAO, and assistant); (b) Securities and Exchange Commission reporting related expenses; (c) Insurance, specifically but not limited to Directors and Officers Liability and health insurance for employees; (d) Consultants related to accounting, legal, compliance with the Sarbanes-Oxley Act of 2002, and investor relations; (e) lease payments; and (f) regular payments due under Loan #9952640 (described above).

9.

Monthly Compliance Certificate. By on or before the twentieth (20th) day of each month FSA, FSHA and, to the extent applicable, TSH, shall complete, execute and deliver to Lender the Compliance Certificate in the form of Schedule 5 attached hereto.

iv	Schedule 4

EXHIBIT A TO SCHEDULE 4

Other Obligations

Lender	Balance	Monthly Payment
1. Don Emilian Settlement	$615,941.00	$20,000.00
2. Dell Equipment Lease	$45,024.00	$7,551.00
3. TBF Judgment	$50,000.00
4. Medistar Settlement	$525,000.00
5. Huffman Settlement	$214,756.00	$12,500.00
6. Whitney Bank Forbearance	$20,522.00	$3,420.00
7. R M Byers Note	$351,581.00	$10,946.00
8. Legacy Loan #10963595	$220,311.00	$11,628.00